AGREEMENT AND AMENDMENT

This Agreement and Amendment (this "Agreement") is entered into as of November 2, 2011, between Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the "Company"), and WB QT, LLC, a Delaware limited liability company (the "Lender").

WHEREAS, the Company and Lender are parties to that certain Agreement and Amendment dated August 31, 2011 (the "August Agreement and Amendment");

WHEREAS, pursuant to the terms of the August Agreement and Amendment, each of the Original Convertible Notes (as defined in the August Agreement and Amendment) was amended to mature on October 31, 2011; and

WHEREAS, the Company has requested that the Lender agree to amend the maturity date of the Original Convertible Notes, as amended by the August Agreement and Amendment (as so amended, the "Existing Convertible Notes"), and Lender has agreed to make such amendment on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the Company and the Lender hereby agree as follows:

1. Amendment to Original Convertible Notes. Section 2.1(a) of each of the Existing Convertible Notes is amended in its entirety to read as follows:

"Section 2.1 Scheduled Payments.

(a) The Company shall pay the Accreted Principal Amount or, if less, the outstanding principal amount of this Note, together with all accrued and unpaid interest on the principal amount being repaid, to the holder of this Note on or before December 15, 2011."

2. Consideration Paid by Company. In consideration for Lender's agreement to amend Section 2.1(a) of each of the Existing Convertible Notes as described in Section 1 above, the Company shall upon the Lender's execution and delivery of this Agreement provide to Lender the following:

A. A cash payment of $200,000 by wire transfer to an account designated by Lender in writing (the "Cash Payment").

B. A common stock purchase warrant issued in the name of Lender entitling the Lender to purchase up to 540,000 shares of the Company's common stock, $0.02 par value (the "Common Stock"), at an exercise price of $2.12 per share, in the form attached hereto as Exhibit A (the "Lender Warrant").

3. Company Acknowledgements. The Company hereby acknowledges, confirms and agrees that (a) each of the Existing Convertible Notes and the Consent Fee Note (as defined in the August Agreement and Amendment) is in full force and effect, (b) as of and through the date hereof, the Company is indebted to Lender in respect of principal of the Existing Convertible Notes in the aggregate outstanding amount of $10,212,631, and in respect of principal due under the Consent Fee Note in the outstanding amount of $2,390,000, (c) such principal, together with interest accrued or accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by the Company to the Lender pursuant to the terms of the Existing Convertible Notes and the Consent Fee Note, are unconditionally owing by the Company to Lender, and (d) the Company has no right of offset, defense or counterclaim of any kind, nature or description whatsoever with respect to such obligations or any rights of the Lender under the Existing Convertible Notes and the Consent Fee Note.

4. Lender Acknowledgements. Lender acknowledges and agrees that (i) notwithstanding anything contained in this Agreement, the Lender Warrant, the Existing Convertible Notes or the August Agreement and Amendment to the contrary, the Company shall not issue, upon exercise of the Lender Warrant, an aggregate number of shares of Common Stock which, when aggregated with any other shares of Common Stock issued to the Lender (or any affiliate of the Lender) after the date of the August Agreement and Amendment as Fee Shares (as defined in the Existing Convertible Notes), upon prior conversion after the date of the August Agreement and Amendment of any of the Convertible Notes (as defined below), in payment after the date of the August Agreement and Amendment of demand rights under the Consent Fee Note or upon prior exercise of the Lender Warrant would exceed 19.99% of the Company's issued and outstanding shares of Common Stock as of the date of the August Agreement and Amendment, if such issuance would be in violation of applicable Nasdaq Global Market rules, (ii) to its actual knowledge, without inquiry, as of the date hereof no Event of Default has occurred and is continuing under the Existing Convertible Notes or Consent Fee Note, and (iii) provided that the Company delivers the Cash Payment and Lender Warrant on or before November 3, 2011, an Event of Default will not have occurred under the Existing Convertible Notes or the Consent Fee Note as a result of the failure of the Company to pay the Accreted Principal Amount (as defined in the Existing Convertible Notes) or, if less, the outstanding principal amount of the Existing Convertible Notes, together with all accrued and unpaid interest on the principal amount being repaid, to the Lender on or before October 31, 2011.

5. Representations, Warranties and Agreements.

A. The Company hereby represents, warrants and agrees as follows:

(i) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to execute and deliver this Agreement and the Lender Warrant and to perform its obligations under this Agreement, the Lender Warrant and the Existing Convertible Notes, as amended hereby (as so amended, the "Convertible Notes"). The execution and delivery by the Company of this Agreement and the Lender Warrant, and the performance by the Company of its obligations under this Agreement, the Lender Warrant and the Convertible Notes, have been duly authorized by all requisite corporate action on the part of the Company. This Agreement and the Lender Warrant have been duly executed and delivered to the Lender by the Company. This Agreement, the Lender Warrant and the Convertible Notes are enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

(ii) The execution and delivery by the Company of this Agreement and the Lender Warrant, and the performance by the Company of its obligations under this Agreement, the Lender Warrant and the Convertible Notes, will not violate or conflict with the organizational documents of the Company or any requirement of law or contractual obligation of the Company and will not result in, or require, the creation or imposition of any lien on any of the properties or revenues of the Company.

(iii) The shares of Common Stock issuable under the Lender Warrant (the "Transaction Shares") are duly authorized and, when issued in accordance with the terms of the Lender Warrant, will be duly and validly issued, fully paid and non-assessable, free from all taxes and liens with respect to the issue thereof.

(iv) The authorized and outstanding capital stock of the Company are as described on Schedule 5A. Except as described on Schedule 5A, (a) there are no outstanding warrants, options or other rights to acquire, or instruments (other than the Existing Convertible Notes) convertible into or exchangeable for, any unissued shares of capital stock of the Company (such warrants, options, rights and convertible instruments being herein called "Derivative Securities"), and (b) there are no anti-dilution or price adjustment provisions contained in the terms governing any outstanding Derivative Securities that will be triggered by the execution and delivery of this Amendment or the Lender Warrant or the issuance of any Transaction Shares. No stockholder of the Company or other person has any right of first refusal, preemptive right, right of participation or any similar right to participate in the acquisition of the Lender Warrant or any Transaction Shares (collectively, the "Transaction Securities").

(v) The Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is listed on the Nasdaq Global Market (the "Principal Market"). The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting, for any reason, the Common Stock from the Principal Market. The Company is in compliance with all of the presently applicable requirements for continued listing of the Common Stock on the Principal Market.

(vi) No form of general solicitation or general advertising was used by the Company or any representative thereof in connection with the transactions contemplated by this Agreement. Assuming the accuracy of the Lender's representations in Section 5B below, no registration or qualification of the Transaction Securities pursuant to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws will be required as a result of the transactions contemplated by this Agreement other than the filing of a Form D. The Company will not, and will cause each person acting on its behalf not to, take any action (or fail to take any action) so as to require the registration of any Transaction Securities pursuant to the provisions of the Securities Act or any state securities laws, unless such Transaction Securities are so registered and qualified.

B. The Lender hereby represents, warrants and agrees as follows:

(i) The Transaction Securities have not been, nor will they be, registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 506 promulgated under the Securities Act and applicable state securities laws, and the reliance of the Company and others upon these exemptions is predicated in part upon this representation by Lender and that the Transaction Securities are "restricted" securities and may not be transferred or resold without (a) registration under the Securities Act and any applicable state securities laws, or (b) an exemption from the requirements of the Securities Act and applicable state securities laws.

(ii) The Lender Warrant and the certificate(s) for the Transaction Shares shall contain the following legend unless and until such time as the Company receives (a) a representation that the Lender is not (and has not been at any time within the past 90 days) an affiliate of the Company, and (b) a reasonably satisfactory opinion of counsel (from Lender's counsel) that the applicable one-year holding period under Rule 144 promulgated under the Securities Act for the Transaction Securities has been met, in which case there shall be no legend on the Transaction Securities:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND APPLICABLE STATE SECURITIES LAWS, COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

(iii) The Transaction Securities are being acquired for investment for Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. Lender does not have any contract, undertaking, agreement or arrangement with any third-party to sell, transfer or grant participations to such third-party or to any third-person, with respect to the Transaction Securities.

(iv) Lender (a) is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D promulgated under the Securities Act, as presently in effect, (b) it is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, (c) it can bear the economic risk of its investment, and (d) it has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Transaction Securities.

6. Conditions to Effectiveness of this Agreement. This Agreement shall be and become effective as of the date hereof when, and only when, each of the following conditions shall have been satisfied:

A. The Lender shall have received copies of the certificate of incorporation of the Company, the bylaws of the Company and resolutions of the board of directors of the Company authorizing this Agreement, the Lender Warrant and the transactions contemplated hereby and thereby, each certified as of the date of this Agreement by the Company's corporate secretary or an assistant secretary as being in full force and effect without modification or amendment, and signature and incumbency certificates, dated as of the date of this Agreement, of the officers of the Company.

B. No representations or warranties of the Company set forth in this Agreement shall prove to have been false in any material respect as of the date made.

7. Release. In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, on behalf of itself and its successors, assigns and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its successors and assigns, and its present and former members, affiliates, subsidiaries, divisions, predecessors, governors, managers, officers, attorneys, employees, agents and other representatives (Lender and all such other persons being hereinafter referred to collectively as the "Released Parties"), of and from all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, demands and liabilities whatsoever of every name and nature, known or unknown, both at law and in equity, that the Company or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Released Parties or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which has arisen at any time on or prior to the date of this Agreement for or on account of, or in relation to, or in any way in connection with (i) this Agreement, the Convertible Notes, the Consent Fee Note or any transactions hereunder or thereunder or relating hereto or thereto, or (ii) any other debt or equity investment of the Lender in the Company or any other financing arrangement between the Lender and the Company.

8. Miscellaneous.

A. Except as expressly modified pursuant hereto, no other changes or modifications to the August Agreement and Amendment, the Existing Convertible Notes or the Consent Fee Note are intended or implied by this Agreement and in all other respects the August Agreement and Amendment, the Existing Convertible Notes and the Consent Fee Note, as amended by this Agreement, are hereby are ratified and confirmed by each of the parties hereto.

B. The Company agrees to pay all expenses (including without limitation reasonable attorney's fees and disbursements) incurred by the Lender in connection with the negotiation, execution, delivery and enforcement of this Agreement and the Lender Warrant.

C. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

D. All representations, warranties, covenants and releases of the Company and the Lender made in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and no investigation by the Lender shall affect such representations, warranties, covenants and releases of the Company or the right of the Lender to rely upon them.

E. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

F. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflicts of law thereof. Each party hereto agrees that all legal proceedings concerning this Agreement or the interpretation, enforcement or defense hereof (whether brought against a party hereto or its respective affiliates, directors, governors, managers, officers, stockholders, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Minnesota. Each party hereby irrevocably submits to the exclusive jurisdiction of such courts for the adjudication of any dispute hereunder or in connection herewith (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding relating thereto, any claim that it is not personally subject to the jurisdiction of any such court or that any such court is an inconvenient venue for such proceeding.

G. EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

H. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Receipt by telecopy, facsimile or email transmission of any executed signature page to this Agreement shall constitute effective delivery of such signature page.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC. By:W. Brian Olson Name:W. Brian Olson Title: Chief Financial Officer

WB QT, LLC By: /s/ Jonathan Wood Name:Jonathan Wood Title:COO

SCHEDULE 5A

Capitalization